SUPPLEMENT DATED OCTOBER 1, 2021
To the
PROSPECTUS DATED MAY 1, 2008- TFLIC FREEDOM WEALTH PROTECTORSM
Issued by
Transamerica Financial Life Insurance Company
TFLIC Series Life Account

Effective on or about November 1, 2021, based on change to the underlying portfolio, the following name and subadvisor change will occur:

Current Portfolio Name	New Portfolio Name	Current Subadvisor	New Subadvisor
Transamerica International Growth VP	Transamerica International Focus VP	TDAM USA Inc.	Epoch Investment Partners, Inc.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus

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This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.